THIS WARRANT AND THE SECURITIES THAT MAY BE ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SECURITIES THAT MAY BE ACQUIRED UPON THE EXERCISE OF THIS WARRANT MAY BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAW IS NOT REQUIRED.

                           DELTA FINANCIAL CORPORATION
                           ---------------------------
                             STOCK PURCHASE WARRANT
                             ----------------------

                   VOID AFTER 5:00 P.M., EASTERN STANDARD TIME

                      ON THE EXPIRATION DATE DEFINED BELOW




Date of Issuance: August 14, 2007           Certificate No.W-__

         FOR VALUE RECEIVED, Delta Financial Corporation, a Delaware corporation (the "Company"), hereby grants to ______________________ or its registered assigns (the "Registered Holder") warrants (the "Warrants," which defined term includes any warrant issued in replacement, exchange or substitution for this Warrant) to purchase from the Company up to _________________ (the "Warrant Shares") of the Company's common stock, $0.01 par value per share ("Common Stock" or at a price per share of $5.00 (as adjusted from time to time hereunder, the "Exercise Price"). Certain capitalized terms used herein are defined in Section 6 hereof. The amount and kind of securities obtainable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

         This Warrant is subject to the following provisions:

Section 1.  EXERCISE OF WARRANT.

         1A. EXERCISE PERIOD. The Registered Holder may exercise, in whole or in part, the purchase rights represented by this Warrant at any time and from time to time after the Date of Issuance to and including February 16, 2009 (the "Exercise Period"). If the Company does not obtain stockholder approval for the issuance of the Warrant Shares, as required by the Investor Rights Agreement (the "Investor Rights Agreement"), dated August 13, 2007, between the Company and AG Delta Holdings, LLC, a Delaware limited liability company ("AGDH"), on or prior to November 14, 2007, then the Exercise Period shall be extended by the number of days after November 14, 2007 that such stockholder approval is obtained. The last date of the

Exercise Period is referred to herein as the "Expiration Date." The Company shall give the Registered Holder written notice of the expiration of the rights hereunder at least 30 days but not more than 90 days prior to the end of the Exercise Period.

         1B. EXERCISE OF WARRANTS

                  (i) METHOD OF EXERCISE. The Warrant evidenced hereby may be exercised by the Registered Holder, in whole or in part, by the delivery at the principal office of the Company (or at such other office or agency of the Company as it may designate by notice in writing to the Registered Holder), during normal business hours, of this Warrant and the Exercise Agreement (substantially in the form attached hereto as Exhibit I), duly completed and executed, and either (1) payment of the Purchase Price (as such term is defined in Section 1B(x) below) in cash, by wire transfer of immediately available United States federal funds or by bank certified, treasurer's or cashier's check payable to the order of the Company, (2) the reduction of the principal amount of indebtedness outstanding under the Financing Agreements (as defined in the Warrant Acquisition Agreement (the "Warrant Acquisition Agreement"), dated August 13, 2007, between the Company and AGDH) by the Registered Holder or its affiliates (or any other indebtedness of the Issuer or its affiliates, if so agreed in writing by the Company or (3) a duly completed and executed Form of Cashless Exercise. Upon delivery of the Exercise Agreement, this Warrant and the Purchase Price, the Company shall deliver to the Registered Holder that number of Warrant Shares which is equal to the Purchase Price divided by the Exercise Price, as may be adjusted from time to time.

                  (ii) CASHLESS EXERCISE. In lieu of exercising the Warrant evidenced hereby pursuant to Section 1B(i) above, the Registered Holder shall have the right during the Exercise Period to exercise this Warrant, in whole or in part, by surrendering this Warrant to the Company accompanied by the Form of Cashless Exercise (in the form attached hereto as Exhibit II), duly completed and executed. Upon delivery of the Form of Cashless Exercise and this Warrant, the Company shall deliver to the Registered Holder (without payment by the Registered Holder of any cash or adjustments to the amount of indebtedness under the Financing Agreements (or other indebtedness, if applicable) in respect of the Purchase Price) that number of shares of Common Stock which is equal to the amount obtained by dividing (x) an amount equal to (1) the aggregate Market Price for the Warrant Shares as to which this cashless exercise right is then being exercised (the "Cashless Exercise Shares"), determined as of immediately prior to the effective time of the exercise of this cashless exercise right, minus (2) the aggregate Exercise Price then applicable to the Cashless Exercise Shares (such difference, the "Cashless Exercise Amount"), by (y) the Market Price of one share of Common Stock determined as of the close of trading immediately after the effective time of the exercise of this cashless exercise right. Upon exercise of this cashless exercise right, the Cashless Exercise Amount shall be deemed to have been paid to the Company in respect of the Warrant Shares so acquired. Any references in this Warrant to the "exercise" of this Warrant, and the use of the term "exercise" herein, shall be deemed to include, without limitation, any exercise of the Cashless Exercise right.

                  (iii) Certificates for shares of Common Stock purchased upon exercise of this Warrant shall be delivered by the Company to the Registered Holder as soon as practicable after surrender of the Warrant and either (a) payment of the Purchase Price (in cash or adjustments to the amount of indebtedness under the Financing Agreements (or other indebtedness, if applicable)) and delivery of the Exercise Agreement or (b) delivery of the Form of Cashless Exercise to the Company, and in any event within ten (10) days after such surrender, payment and delivery to the Company in the manner described above. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, in the name of Registered Holder, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall, as soon as practicable, and in any event within ten (10) days after such surrender, payment and delivery to the Company in the manner described above, deliver such new Warrant to the Registered Holder or to such Person as the Registered Holder has designated for delivery.

                  (iv) The Common Stock issuable upon the exercise of this Warrant shall be deemed to have been issued to the Registered Holder as of the close of business on the date on which this Warrant shall have been surrendered to the Company and delivery of (1) the Purchase Price and Exercise Agreement or
(2) Form of Cashless Exercise has been made to the Company, and the Registered Holder shall be deemed for all purposes to have become the record holder of such Warrant Shares on that date.

                  (v) The issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Registered Holder with respect to any issuance tax or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Common Stock. Each share of Common Stock issuable upon exercise of this Warrant shall, upon payment of the Exercise Price therefor, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

                  (vi) The Company shall not close its books against the transfer of this Warrant or of any share of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to insure that the par value per share of the unissued Common Stock acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

                  (vii) The Company shall assist and cooperate with any Registered Holder required to make any governmental filings or obtain any governmental approvals prior to, or in connection with, the exercise of this Warrant (including making any filings required to be made by the Company).

                  (viii) The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, at least such number of shares of Common Stock issuable upon the exercise in full of all outstanding Warrants. The Company shall take all such actions as may be necessary to insure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). The

Company shall not take any action which would cause the number of authorized but unissued shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of the Warrants.

                  (ix) If the shares of Common Stock issuable by reason of exercise of this Warrant are convertible into or exchangeable for any other stock or securities of the Company, the Company shall, at the Registered Holder's option and upon surrender of this Warrant by such holder as provided above, together with any notice, statement or payment required to effect such conversion or exchange of Common Stock, deliver to such holder (or such other Person specified by such holder) a certificate or certificates representing the stock or securities into which the shares of Common Stock issuable by reason of such conversion are convertible or exchangeable, registered in such name or names and in such denomination or denominations as such holder has specified.

                  (x) PURCHASE PRICE. The Purchase Price shall be the amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise.

                  (xi) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a registered public offering or the sale of the Company, the exercise of any portion of this Warrant may, at the election of the holder hereof, be conditioned upon the consummation of the public offering or sale of the Company, in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

         1C. FRACTIONAL SHARES. If a fractional share of Common Stock would be issuable upon exercise of the rights represented by this Warrant, the Company shall, as soon as practicable after the date of exercise, deliver to the Registered Holder a check payable to the Registered Holder, in lieu of such fractional share, in an amount equal to the difference between (x) the Market Price of such fractional share as of the date of the Exercise Time and (y) the Exercise Price of such fractional share.

         1D. LIMITATION ON EXERCISE. This Warrant represents one of a series of warrants to purchase up to 10,000,000 shares of Common Stock that were initially issued on August 14, 2007. Until the issuance of the shares issuable upon exercise of the warrants of this series have been approved by the Company's stockholders as required by applicable law and the Warrant Acquisition Agreement, this Warrant (including any warrant certificates issued upon exchange of this Warrant), together with the other warrants of the same series, may only be exercised for an aggregate of 4,700,000 shares of Common Stock; the Company shall have no obligation to issue any shares of Common Stock upon exercise of this Warrant that would cause the aggregate of such issuances to exceed 4,700,000 shares prior to the receipt of the required stockholder approval.

Section 2. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. In order to prevent dilution of the rights granted under this Warrant, the Exercise Price shall be subject to adjustment from time to time as provided in this Section 2, and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this
Section 2.

         2A. ADJUSTMENTS OF NUMBER OF SHARES/EXERCISE PRICE UPON ISSUANCE OF COMMON STOCK. (a) If and whenever on or after the Date of Issuance of this Warrant, the Company issues or sells, or in accordance with paragraph 2B is deemed to have issued or sold, any share of Common Stock for a consideration per share less than the Exercise Price in effect immediately prior to such time, then immediately upon such issue or sale the Exercise Price shall be reduced to the lowest net price per share at which such share of Common Stock has been issued or sold or is deemed to have been issued or sold. Upon each such adjustment of the Exercise Price hereunder, the number of shares of Common Stock acquirable upon exercise of this Warrant shall be adjusted to the number of shares determined by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock acquirable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

              (b) The provisions of this Section 2A shall not apply to: (i) the issuance of shares of securities pursuant to a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof); (ii) the issuance of shares of Common Stock or options therefor to employees, consultants, officers or directors (if in transactions with primarily non-financing purposes) of the Company pursuant to a stock option plan or restricted stock purchase plan or similar grant outside of a plan approved by the Board of Directors of the Company; (iii) the issuance of shares of Common Stock pursuant to the conversion or exercise of convertible or exercisable securities outstanding as of the date hereof (provided that amendments to the terms of such securities shall be subject to this Section 2A if they affect the exercise price, conversion price or number of shares of Common Stock that may be issued thereunder); (iv) the issuance of shares of Common Stock in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, each as approved by the Board of Directors of the Company (which such shares, for the avoidance of doubt, may only be used pursuant to this clause (iv) as the consideration for the entity, stock or assets to be acquired, and not for the purpose of obtaining financing for the proposed acquisition); (v) the issuance or sale of stock, warrants or other securities or rights to Persons or entities with which the Company has business relationships provided such issuances are for other than primarily equity financing purposes and provided that at the time of any such issuance, the aggregate of such issuance and similar issuances do not exceed shares of Common Stock with an aggregate value of $2,000,000 (as reasonably determined by the Company's Board of Directors, and which such amount may be increased upon the written consent of the Registered Holder, which such consent shall not be unreasonably withheld); (vi) shares of Common Stock issuable upon exercise of this Warrant; and (vii) transactions with the Registered Holder or its affiliates.

         2B. EFFECT ON EXERCISE PRICE OF CERTAIN EVENTS. For purposes of determining the adjusted Exercise Price under paragraph 2A, the following shall be applicable:

                  (i) ISSUANCE OF RIGHTS OR OPTIONS. If the Company in any manner grants or sells any Options and the lowest price per share for which any one share of Common Stock is issuable upon the exercise of any such Option, or upon conversion or exchange of any Convertible Security issuable upon exercise of such Option, is less than the Exercise Price in effect immediately prior to the time of the granting or sale of such Option, then such share of Common Stock shall be deemed to have been issued and sold by the Company at such time for such price per share. For purposes of this paragraph, the "lowest price per share for which any one share of Common Stock is issuable" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option and upon conversion or exchange of the Convertible Security. No further adjustment of the Exercise Price shall be made upon the actual issue of such Common Stock or of such Convertible Security upon the exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Security.

                  (ii) ISSUANCE OF CONVERTIBLE SECURITIES. If the Company in any manner issues or sells any Convertible Security and the lowest price per share for which any one share of Common Stock is issuable upon conversion or exchange thereof is less than the Exercise Price in effect immediately prior to the time of such issue or sale, then such share or shares of Common Stock shall be deemed to have been issued and sold by the Company at such time for such price per share. For the purposes of this paragraph, the "lowest price per share for which any one share of Common Stock is issuable" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance of the Convertible Security and upon the conversion or exchange of such Convertible Security. No further adjustment of the Exercise Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of any Convertible Security, and if any such issue or sale of such Convertible Security is made upon exercise of any Options for which adjustments of the Exercise Price had been or are to be made pursuant to other provisions of this Section 2, no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

                  (iii) CHANGE IN OPTION PRICE OR CONVERSION RATE. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes at any time, the Exercise Price in effect at the time of such change shall be adjusted immediately to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of shares of Common Stock issuable hereunder shall be correspondingly adjusted; provided that if such adjustment would result in an increase of the Exercise Price then in effect, such adjustment shall not be effective until 30 days after written notice thereof has been given by the Company to all holders of the Warrants. For purposes of this paragraph 2B, if the terms of any Option or Convertible Security which was outstanding as of the date of issuance of this Warrant are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change; provided that no such change shall at any time cause the Exercise Price hereunder to be increased.

                  (iv) TREATMENT OF EXPIRED OPTIONS AND UNEXERCISED CONVERTIBLE SECURITIES. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities without the exercise of such Option or right, the Exercise Price then in effect shall be adjusted immediately to the Exercise Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued; provided that if such expiration or termination would result in an increase in the Exercise Price then in effect, such increase shall not be effective until 30 days after written notice thereof has been given to all holders of the Warrants. For purposes of this paragraph 2B, the expiration or termination of any Option or Convertible Security which was outstanding as of the date of issuance of this Warrant shall not cause the Exercise Price hereunder to be adjusted unless, and only to the extent that, a change in the terms of such Option or Convertible Security caused it to be deemed to have been issued after the date of issuance of this Warrant.

                  (v) CALCULATION OF CONSIDERATION RECEIVED. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company shall be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities shall be determined jointly by the Company and the Registered Holders of Warrants representing a majority of the shares of Common Stock obtainable upon exercise of such Warrants. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the Registered Holders of Warrants representing a majority of the shares of Common Stock obtainable upon exercise of such Warrants. If the Company and such Registered Holders cannot agree upon an appraiser, each of the Company and such Registered Holders shall select an appraiser, and such two appraisers shall determine a third party that will act as appraiser. The determination of such appraiser shall be final and binding on the Company and the Registered Holders of the Warrants, and the fees and expenses of such appraiser shall be paid by the Company.

                  (vi) INTEGRATED TRANSACTIONS. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options shall be deemed to have been issued without consideration.

                  (vii) TREASURY SHARES. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

         2C. SUBDIVISION OR COMBINATION OF COMMON STOCK. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be proportionately decreased.

         2D. REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction, which in each case is effected in such a way that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Company shall make appropriate provision (in form and substance reasonably satisfactory to the Registered Holders of the Warrants representing a majority of the Common Stock obtainable upon exercise of all Warrants then outstanding) to insure that each of the Registered Holders of the Warrants shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such holder's Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of such holder's Warrant had such Organic Change not taken place. In any such case, the Company shall make appropriate provision (in form and substance reasonably satisfactory to the Registered Holders of the Warrants representing a majority of the Common Stock obtainable upon exercise of all Warrants then outstanding) with respect to such holders' rights and interests to insure that the provisions of this Section 2 and Sections 1, 3 and 4 hereof shall thereafter be applicable to the Warrants (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Exercise Price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Common Stock acquirable and receivable upon exercise of the Warrants, if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation, merger or sale). The Company shall not effect
any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance satisfactory to the Registered Holders of Warrants representing a majority of the Common Stock obtainable upon exercise of all the Warrants then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

         2E. NOTICES

                  (i) Immediately upon any adjustment of Exercise Price, the Company shall give written notice thereof to the Registered Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

                  (ii) The Company shall give written notice to the Registered Holder at least 20 days prior to the date on which the Company closes its books or takes a record (x) with respect to any dividend or distribution upon the Common Stock, (y) with respect to any pro rata subscription offer to holders of Common Stock, or (z) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

                  (iii) The Company also shall give written notice to the Registered Holder at least 20 days prior to the date on which any Organic Change, dissolution or liquidation shall take place.

Section 3. LIQUIDATING DIVIDENDS. If the Company declares or pays a dividend upon the Common Stock that is payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles, consistently applied) (except for a stock dividend payable in shares of Common Stock) (a "Liquidating Dividend"), then the Company shall pay to the Registered Holder of this Warrant at the time of payment thereof the Liquidating Dividend which would have been paid to such Registered Holder on the Common Stock had this Warrant been fully exercised immediately prior to the date on which a record is taken for such Liquidating Dividend, or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

Section 4. PURCHASE RIGHTS. If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the Registered Holder of this Warrant shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

Section 5.  REGISTRATION RIGHTS.

         The shares of Common Stock issuable hereunder are subject to the registration rights granted pursuant to the Investor Rights Agreement executed in connection with the issuance of this Warrant.

Section 6.  DEFINITIONS.  The following terms have meanings set forth below:

         "COMMON STOCK" means, collectively, the Common Stock and any capital stock of any class of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

         "CONVERTIBLE SECURITIES" means any stock or securities (directly or indirectly) convertible into or exchangeable for Common Stock.

         "MARKET PRICE" means as to any security the average of the closing prices, averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day, of such security's sales on all domestic securities exchanges on which such security may be listed at the time, or, if there have been no sales on any such exchange on that day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization; provided that, if such security is listed on any domestic securities exchange, the term "business days" as used in this sentence means business days on which such exchange is open for trading. If at any time such security is not listed on any domestic securities exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the "Market Price" shall be the fair value thereof determined jointly by the Company and the Registered Holders of Warrants representing a majority of the Common Stock purchasable upon exercise of all the Warrants then outstanding; provided that if such parties are unable to reach agreement within a reasonable period of time such fair value shall be determined by an appraiser jointly selected by the Company and the Registered Holders of Warrants representing a majority of the Common Stock purchasable upon exercise of all the Warrants then outstanding. The determination of such appraiser shall be final and binding on the Company and the Registered Holders of the Warrants, and the fees and expenses of such appraiser shall be paid by the Company.

         "OPTIONS" means any rights or options to subscribe for or purchase Common Stock or Convertible Securities.

         "PERSON" means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

Section 7. WARRANT TRANSFERABLE. Subject to the transfer conditions referred to in the legend endorsed hereon, and any other agreement between the Company and the Registered Holder, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit III hereto) at the principal office of the Company.

Section 8. WARRANT EXCHANGEABLE FOR DIFFERENT DENOMINATIONS. This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. The date the Company initially issues this Warrant shall be deemed to be the "Date of Issuance" hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are referred herein as the "Warrants."

Section 9. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, or destruction, or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that, if the holder is a financial institution or other institutional investor, its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

Section 10. NOTICES. Except as otherwise expressly provided herein, all notices referred to in this Warrant shall be in writing and shall be delivered by registered or certified mail, return receipt requested, postage prepaid or sent by reputable overnight courier service (charges prepaid) and shall be deemed to have been given when so mailed or sent (1) to the Company, at its principal executive offices and (2) to the Registered Holder of this Warrant, at such holder's address as it appears in the records of the Company (unless otherwise indicated by any such holder).

Section 11. DESCRIPTIVE HEADINGS; GOVERNING LAW. The descriptive headings of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The corporation laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its shareholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal law of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

Section 12. LIMITATIONS OF LIABILITY. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Common Stock, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such holder for the Exercise Price of Common Stock acquirable by exercise hereof or as a stockholder of the Company.

Section 13. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holders of Warrants representing a majority of the shares of Common Stock obtainable upon exercise of the Warrants.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal and to be dated the Date of Issuance hereof.

                                        DELTA FINANCIAL CORPORATION


                                        By:
                                           -----------------
                                        Name:
                                        Title:

                                    EXHIBIT I

                               EXERCISE AGREEMENT
                               ------------------




To: Delta Financial Corporation                Dated:




         The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-______ ), hereby irrevocably subscribes for the purchase of _______________ shares of the Common Stock covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant. The undersigned requests that a certificate for such shares be issued in the name of [the undersigned] and be delivered to [the undersigned] at the address stated below. The undersigned further requests that, if the number of shares subscribed for herein shall not be all of the shares purchasable hereunder, that a new Warrant of like tenor for the balance of the shares purchasable hereunder be delivered to [the undersigned].




         Signature
                  --------------------------------------------


         Address
                ----------------------------------------------

                                   EXHIBIT II

                            FORM OF CASHLESS EXERCISE
                            -------------------------



To:  Delta Financial Corporation                      Dated:


         The undersigned hereby irrevocably elects a Cashless Exercise of the Warrant represented by the attached Warrant (Certificate No. W________) to purchase the shares of Common Stock issuable upon the exercise in accordance with Section 1B(ii) of the Warrant and requests that certificates for such shares be issued in the name of:

Please insert social security or other
identifying number

--------------------------------------

--------------------------------------

(Please print name and address)

-------------------------------------------------------------------

-------------------------------------------------------------------


         If such number of Warrants shall not be all the Warrants evidenced by the Warrant, a new Warrant for the balance remaining of such Warrant shall be registered in the name of and delivered to:

Please insert social security or other
identifying number

--------------------------------------

--------------------------------------

(Please print name and address)

-------------------------------------------------------

-------------------------------------------------------


         Dated:________________,___
                                     ---------------------------------------
                                     Signature
                                     (Signature must conform in all respects to name of holder as specified on the face of this Warrant Certificate)

                                   EXHIBIT III

                               FORM OF ASSIGNMENT
                               ------------------

FOR VALUE RECEIVED, ____________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W-_____________) with respect to the number of shares of the Common Stock covered thereby set forth below, unto:

Name of Assignee              Address                   No. of Shares
----------------              -------                   -------------




Dated:                                  Signature
                                                  -----------------------



                                        Witness
                                                  -----------------------


                                     III-1